BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 14, 2018

TO THE

PROSPECTUS DATED APRIL 30, 2018

BRIGHTHOUSE/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

Effective on or about December 31, 2018, it is expected that Chris Molumphy will no longer serve as a Portfolio Manager of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Sonal Desai will become a Portfolio Manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Kent Burns, CFA, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Roger Bayston, CFA, Senior Vice President and Director, Fixed Income of Franklin Templeton Fixed Income Group, and Christopher J. Molumphy, CFA, Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011. Effective on or about December 31, 2018, it is expected that Mr. Molumphy will no longer serve as a Portfolio Manager of the Portfolio and Sonal Desai, Ph.D. will become Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group and will be added as a Portfolio Manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the eighth paragraph is deleted in its entirety and replaced with the following:

Christopher J. Molumphy, CFA, Executive Vice President and Chief Investment Officer of the Franklin Templeton Fixed Income Group. Mr. Molumphy has been a portfolio manager of the Portfolio since its inception in 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Advisers in 1988. Effective on or about December 31, 2018, it is expected that Mr. Molumphy will no longer serve as a portfolio manager of the Portfolio.

Sonal Desai, Ph.D. is expected to become Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group and a portfolio manager of the Portfolio effective on or about December 31, 2018. From 2016 to 2018, Dr. Desai served as a portfolio manager of the Brighthouse/Templeton International Bond Portfolio. Dr. Desai joined Franklin Templeton Investments in 2009 from Thames River Capital in London and has over 23 years of experience in the financial sector.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE